                                                                                                                                                                                                                   Exhibit 10.1
                                                                                                                                                                      CONFIDENTIAL TREATMENT
                                                                                                                                                                        REQUEST PURSUANT TO RULE 24b-2
                                                                                                                                                                                          CONFIDENTIAL
AMENDMENT No. 5 TO LETTER AGREEMENT DCT-015/2004

This Amendment No. 5 to Letter Agreement DCT-015/2004, dated as of April 30, 2005 (“Amendment No. 5”) relates to the Letter Agreement DCT-015/2004 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 and which concerns the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 5 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 5 sets forth additional agreements between Embraer and Buyer relative to Aircraft [*].

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 5 that are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 5 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 5 shall control.

WHEREAS, in connection with the Parties’ agreements with respect to certification and Mutual Support, the Parties have now agreed to amend the Letter Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Aircraft [*]

1.1 For purposes of Schedule 5, the Aircraft [*] shall [*]

2.	Miscellaneous

All other provisions of the Letter Agreement which have not been specifically amended or modified by this Amendment No. 5 shall remain valid in full force and effect without any change.

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 5 to Letter Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.
By /s/ Antonio Luiz Pizarro Manso Name: Antonio Luiz Pizarro Manso Title: Executive Vice-President Corporate & CFO	By /s/ Bryan Bedford Name: Bryan Bedford Title: President
By /s/ Flavio Rimoli Name: Flavio Rimoli Title: Senior Vice President and General Counsel	Date: April 30, 2005 Place: Indianapolis
Date: April 30, 2005 Place: Sao Jose dos Campos, SP, Brazil

Witness: /s/ Carlos Martins Dutra                                 Witness: /s/ Lars-Erik Arnell
Name: Carlos Martins Dutra                                  Name: Lars-Erik Arnell